ADMA Biologics, Inc.
Confidential Materials Omitted and Filed Separately with the
Securities and Exchange Commission
Confidential Portions denoted by [***]

Testing Services Agreement

THIS TESTING SERVICES AGREEMENT (“the Agreement”) is made effective as of the date last signed below (the “Effective Date”) by and between Quest Diagnostics Clinical Laboratories, Inc. (“Quest Diagnostics”), with a principal office located at 1201 South Collegeville Road, Collegeville, PA 19426, and ADMA Biologics, Inc. with a principal office located at 65 Commerce Way, Hackensack, NJ 07601 (“Client”) for protocol number Screening and Recertification 2012 (the “Project”).  Quest Diagnostics and Client shall each herein be referred to as a “Party” and together as the “Parties.”

Background

Quest Diagnostics provides laboratory testing and related services (“Quest Services”) to pharmaceutical, bio-technology, and other companies involved in pharmaceutical and medical research and product development.  Client wishes to engage Quest Diagnostics to perform Services, including services which are exclusive to Client, as described in Exhibit A (collectively, the “Services”), and both parties wish to set forth their respective rights, duties, and obligations in connection therewith.

1.           SERVICES

1.1           Provision of Services.  Quest Diagnostics shall provide Services in accordance with this Agreement, inclusive of the Central Laboratory Worksheet (“CLW”) attached hereto as Exhibit A and the Estimated Central Laboratory Budget attached hereto as Exhibit B, and all applicable laws and regulations.

1.1.1           Project Manager.  Quest Diagnostics will assign a Project Manager to interact on a regular basis with Client, coordinating and monitoring the Services provided by Quest Diagnostics for the Project.  Client is responsible for ensuring that all updated versions of the Project protocol or any Project protocol amendments are sent to the Quest Diagnostics Project Manager.

1.2           Affiliates.  “Affiliate” shall mean any entity that directly or indirectly controls, is controlled by or is under common control with a Party through the ownership of a majority of the outstanding voting securities or by contract.  For purposes of this provision, the term “control” shall mean the power to either direct or cause the direction of the management of the entity or, in Quest Diagnostics’ case, the management of the Services performed under this Agreement.  Notwithstanding anything in this Agreement to the contrary, Quest Diagnostics shall have the right to provide Services hereunder through its Affiliates without prior approval of Client.  Quest agrees to notify Client in writing [***] of its decision to provide any services to Client through an Affiliate.  Quest Diagnostics shall remain fully responsible to Client for the performance of such Services.

1.3            Storage Limitations.  If requested by Client and agreed by Quest Diagnostics, Quest Diagnostics will hold samples in storage at the conditions (temperature, etc.) agreed to between the parties for the time period defined by Client in the Project protocol or the CLW.  Quest Diagnostics cannot guarantee that the samples or any specific analyte will remain stable and suitable for testing or that stability data will be available during or after that storage time period.  Quest Diagnostics guarantees that any and all samples or any specific analyte will be maintained under industry standard storage conditions with temperature control systems and monitoring.  Client should review the stability characteristics of the samples or analyte with Quest Diagnostics’ Scientific Affairs department prior to storage of the samples.  If the stability is unknown, the Client must define the sample type, storage duration, and testing interval of the sample or analyte.  Should Quest Diagnostics determine that any samples or analytes were not maintained or stored as set forth in the Project protocols, Quest Diagnostics shall provide prompt notification of such to Client and shall promptly undertake all remediation actions as reasonably requested by Client.

Clinical Trials Service Agreement

1.4           Cancellation/Revision/Delay

1.4.1           Cancellation.  If a Project is cancelled by Client after Quest Diagnostics has been authorized to initiate start-up Services, Client agrees to reimburse Quest Diagnostics for (i) the project management, data management and logistics set-up fees specified in the Budget, (ii) any applicable fees for Services rendered in accordance with the Budget, including any collection kits that have been prepared or distributed, and (iii) the purchase of any specialized testing reagents and/or supplies.

1.4.2           Revision.  If the Project is revised after Project materials have been approved, including but not limited to (i) requisition forms, (ii) investigator manuals, and (iii)  sample collection/transport supplies, Client agrees to pay Quest Diagnostics for Services rendered and costs incurred in the revision or replacement of previously-approved Project materials and supplies, and any costs associated with database changes resulting from Project revision.

1.4.3           Delay.  If Client delays the initiation or conduct of a Project protocol to the extent that sample collection/transport supplies and/or specialized testing reagents expire, Client agrees to pay Quest Diagnostics for costs incurred to replace expired supplies and/or specialized testing reagents.

2.           COMPENSATION

2.1           Billing and Payment Terms.  Quest Diagnostics will bill Client for Services once per month.  Charges will be billed at the rates agreed to in Exhibit B, subject to any adjustments permitted in this Agreement.  It is a material term of this Agreement that Client shall pay all undisputed amounts [***] of the date of an invoice for Services.  In addition to any other remedies provided for under this Agreement, Quest Diagnostics reserves the right to charge a late fee of up to [***] on any undisputed amounts outstanding for [***] from Client’s receipt of an invoice for Services.

2.2.           Upon written notice to Client of non-payment hereunder and failure of Client to cure such non-payment [***] from receipt of such notice, Quest Diagnostics, at its sole option, may suspend further performance of its duties and obligations hereunder until all outstanding undisputed amounts are fully paid.  Any suspension by Quest Diagnostics shall extend any deadlines for performance by Quest Diagnostics of its duties and obligations under this Agreement for a time period equal to the number of days between the date of receipt of Quest Diagnostics’ notice of suspension and the date Quest Diagnostics receives full payment of all outstanding undisputed amounts.

Invoices shall be sent to:
Company Name:  ADMA Biologics, Inc.
Address:  65 Commerce Way, Hackensack, NJ 07601
Attention:  Accounts Payable
Phone Number of remittance person:  (201) 478-5552

                                               and

Electronic invoices shall be sent to:
E-mail address:  [***]
Attention:  [***]
Phone number:  (201) 478-5552

Clinical Trials Service Agreement

2.3.           Payments:

2.3.1           US payments shall be made by check payable to Quest Diagnostics Clinical Laboratories, Inc., Tax ID Number [***]

If payment by check:	If payment is by Bank Transfer/Wire Transfer:
Quest Diagnostics Clinical Laboratories, Inc. Clinical Trials USA 13747 Collection Center Drive Chicago, IL 60693	Send to: [***] ABA Routing Number: [***] Account Number: [***] Swift Number [***] Telex Number: [***] *Please identify the invoice numbers being paid.

2.3.2           Final Invoice.  Quest Diagnostics shall complete its invoicing process [***] after communication of Project completion.  If any samples remain in storage, or if other Services are still to be performed, the parties agree that invoicing shall continue until such samples are removed from Quest Diagnostics’ storage facilities, or relevant Services are completed.

2.3.3           Fee Increases.  Quest Diagnostics may offset any increased costs of operations by [***] written notice to Client.  Any such increase shall not exceed the [***] ending on the last day of the month immediately preceding the effective date of the increase, as measured (i)   in the United States, by [***].

2.4            Taxes.  Client shall pay any sales, use, excise, transfer, value-added, goods and services, services, consumption, or other similar tax (if any) imposed by any governmental authority in connection with, or attributable to, Client’s receipt of the Services hereunder or in connection with, or attributable to, the issuance of any invoice by Quest Diagnostics to Client for such  Services.  Quest Diagnostics shall be entitled to invoice Client for any such taxes as may be required by applicable law, and Client shall pay such amounts as invoiced by Quest Diagnostics.

3.	TERM AND TERMINATION

3.1           Term.  This Agreement shall be effective as of the Effective Date, and shall terminate at the conclusion of the Project Services, unless earlier terminated as provided herein.

3.2           Termination.

3.2.1.           For Material Breach.  If either party (the “non-breaching party”) believes the other party (the “breaching party”) is in material breach of any obligations hereunder, the non-breaching party shall have the right to terminate this Agreement by providing the breaching party with written notice specifying the material breach(es) and indicating clearly its intention to terminate the Agreement [***] after the breaching party receives such notice.  If the breaching party cures such breach within such [***], the non-breaching party’s notice shall be void.  If the breaching party does not cure such breach within such [***], the Agreement shall terminate at the end of such [***].

Clinical Trials Service Agreement

3.2.2.           Without Cause.  Either party may terminate this Agreement by providing the other party with written notice of termination at least [***] prior to the effective date of such termination.

3.2.3           Effect of Termination.  Unless otherwise provided specifically in (a) this Agreement or (b) a separate written document signed by both parties, upon termination or expiration of this Agreement, the parties shall each be released from their obligations hereunder, and this Agreement shall have no further force or effect; provided, however, that Sections 2, 3.2.3, 4, 5, 6, 7, 8.1, 11.2, 11.3, 11.5, 11.6, 11.8 and 11.9 shall survive termination of this Agreement.

4.           INTELLECTUAL PROPERTY

4.1           Client Ownership of Data; Inventions. All data, test results, studies and other information generated by Quest Diagnostics in performing the Services (the “Data”) shall be the property of the Client.  All proprietary, non-public information concerning (a) the Project, (b) materials, compounds, formulations, methods, processes, Assays and drugs or proprietary reagents used in or for the Project, and (c) Client’s operations (including basic scientific data, prior clinical or laboratory data, formulation information, and research programs supplied by Client to Quest Diagnostics and not in the public domain) (“Client’s Confidential Information”) shall be considered confidential and shall remain the sole property of Client.  Further, except as otherwise provided in Section 4.2 below, all rights to any discovery or invention conceived (or conceived and reduced to practice) in the direct performance of the work conducted under this Agreement (each, an “Invention”) shall belong to Client.  Quest Diagnostics shall promptly disclose to Client any Invention arising from this Agreement.  Quest Diagnostics agrees to assign to Client, upon written request of Client, the sole and exclusive ownership of any Invention hereunder, subject to payment by Client of all reasonable expenses incurred by Quest Diagnostics in connection therewith.  Any further protection or perfection of such Invention shall be Client’s responsibility.  Quest Diagnostics represents, warrants and covenants that all persons involved in or working on the Project on behalf of Quest Diagnostics and/or its Affiliates have assigned or shall assign all right, title and interest in and to all Data and Inventions to Client.

4.2           Quest Diagnostics Intellectual Property. Notwithstanding anything in this Agreement to the contrary, Client and Quest Diagnostics agree that Quest Diagnostics possesses certain intellectual property, including but not limited to inventions, know-how, trade secrets, analytical methods, standard operating procedures, computer technical expertise, software and statistical methodologies originated by Quest Diagnostics prior to or under or during the term of this Agreement without benefit of Information provided by Client that is the sole property of Quest Diagnostics (“Quest Diagnostics’ Intellectual Property”).  Further, to the extent that Quest Diagnostics makes any improvement or addition to Quest Diagnostics’ Intellectual Property relating solely to central or diagnostic laboratory analyses and services and/or medical diagnostic assays and methods in the course of performing this Agreement or otherwise, such improvement and/or addition to Quest Diagnostics’ Intellectual Property shall be the sole and exclusive property of Quest Diagnostics.  Finally, in the course of working with Quest Diagnostics hereunder, Client may become aware of other, non-public information about Quest Diagnostics and its business that Quest Diagnostics considers confidential, which shall be considered confidential and shall remain the sole property of Quest Diagnostics (such information, together with Quest Diagnostics’ Intellectual Property, is referred to hereinafter as “Quest Diagnostics Confidential Information”).

Clinical Trials Service Agreement

4.3           Limitations on Use of Assay.  Quest agrees and acknowledges that Client paid for the development and validation of the testing assay (“Assay”) and as such, the testing assay is the sole property of the Client and shall only be utilized for the Client.

5.	CONFIDENTIALITY OBLIGATIONS

5.1           Protection and Non-use of Confidential Information. Quest Diagnostics and Client each agree to keep in strict confidence and not to disclose Confidential Information of either Party hereto or their Affiliates or subsidiaries to any third party or use such Confidential Information for any purpose other than for the performance of this Agreement without the prior written consent of the other Party hereto.  Each Party may disclose the other Party’s Confidential Information to its Affiliates, employees and agents performing any of that Party’s obligations or Services hereunder who have a need to know such Confidential Information and are bound by obligations of confidentiality and non-use equal to or greater than those contained herein.  Each Party agrees to maintain the other Party’s Confidential Information with a reasonable level of protection from disclosure (but in no event less than that accorded its own Confidential Information), and to take all reasonable precautions to prevent the unauthorized disclosure to any third party of the Confidential Information that it receives hereunder.  The above notwithstanding, the receiving Party’s obligations of confidence and non-use with respect to the Confidential Information disclosed hereunder shall not include:

(a) Information that at the time of disclosure to the receiving Party is in the public domain, or that thereafter becomes part of the public domain through no fault of the receiving Party;

(b) Information that is known to the receiving Party prior to the time of disclosure to the receiving Party, as evidenced by its contemporaneous written records;

(c) Information that has been or is disclosed to the receiving Party in good faith by a third party who was not, or is not, under any obligation to keep the Information confidential;

(d) Information that is independently developed by or on behalf of the receiving Party, without access to or reliance on the Information received hereunder; or

(e) Information that is required to be disclosed by law, including without limitation for litigation, FDA (or foreign equivalent) or SEC requirements or to enforce the terms hereof, provided that the receiving Party gives the disclosing Party prompt notice of such required disclosure and the opportunity to oppose or limit such disclosure.

5.2           Term of Confidentiality. The obligations of confidentiality and non-use set forth herein shall remain in effect for a period of [***] after the last date on which Confidential Information is disclosed by one Party to the other hereunder, or termination of this Agreement, whichever date occurs last.

6.	INDEMNIFICATION/LIMITATION OF LIABILITY/INSURANCE

6.1          Indemnification

6.1.1           Indemnification by Quest Diagnostics.  Quest Diagnostics agrees to defend, indemnify and hold Client, and its officers, directors, employees, members, agents, successors and assigns harmless from claims, demands, costs, expenses (including reasonable attorneys’ fees) and liabilities or losses (hereinafter referred to individually as a “Claim” and collectively as “Claims”) that may be asserted against Client by or on behalf of a third party to the extent that such Claim or Claims result from or arise out of the acts or omissions of Quest Diagnostics or its Affiliates or any bodily injury (including death) based upon (a) any material breach of this Agreement by Quest Diagnostics or (b) the negligence or willfully wrong acts or omissions of Quest Diagnostics, its employees, or agents in connection with this Agreement.  Notwithstanding the foregoing, this indemnification and hold harmless provision shall not apply to the extent that any Claim is (A) based upon any negligent or willfully wrong act or omission of Client, its employees, or agents that is the direct cause of the Claim or (B) compromised because Client has failed to give notice of the existence of any Claim or otherwise failed to comply with the provisions of Section 6.1.3 below but only to the extent of the damages resulting therefrom.

Clinical Trials Service Agreement

6.1.2           Indemnification by Client.  Client agrees to defend, indemnify and hold Quest Diagnostics, its Affiliates, and its officers, directors, employees, members, agents, successors and assigns harmless from any and all Claims asserted against Quest Diagnostics by a third party to the extent that such Claim or Claims result from or arise out of the compound, substance, device, or drug (“Product”) that is under investigation by Client, including without limitation (a) any Project protocols and specifications of the Client relating to tests or testing methods to be used by Quest Diagnostics in connection with the Services, (b) the manufacture, distribution, sale or use in any manner of Client’s Product,  (c) any breach of this agreement by Client, or (d) the negligent or willful misconduct of the Client.  Notwithstanding the foregoing, this indemnification and hold harmless provision shall not apply to the extent that any Claim asserted against Quest Diagnostics is (A) based upon any negligent or willfully wrong act or omission of Quest Diagnostics, its employees, or agents that is the direct cause of the Claim, or (B) compromised because Quest Diagnostics has failed to give notice of the existence of any Claim or otherwise failed to comply with the provisions of Section 6.1.3 below but only to the extent of the damages resulting therefrom.

6.1.3           Notification.  A Party seeking indemnification (the “Indemnified Party”) agrees to promptly notify the other Party (the “Indemnifying Party”), in writing, of any Claim asserted against the Indemnified Party, and shall promptly deliver to the Indemnifying Party a true copy of any such Claim including, but not limited to, a true copy of any summons or other process, pleading or notice issued in any suit or other proceeding to assert or enforce any such Claim.  The Indemnifying Party shall control the investigation, trial and defense of such Claim (including all negotiations to effect settlement) and any appeal arising therefrom, and shall have full authority to settle all economic aspects of the Claim on behalf of the Indemnified Party.  The Indemnified Party shall have the right to approve all non-economic aspects (if any) of the settlement before it becomes final, such approval to be provided promptly and not to be withheld unreasonably, and shall employ or engage attorneys of its own choice.  By way of example, non-economic aspects of a settlement might include admissions of fault or guilt, or agreement to imposition of an obligation or restriction such as an injunction.  The Indemnified Party may, at its own cost, participate in such investigation, trial and defense of such Claim and any appeal arising therefrom.  The Indemnified Party shall provide full cooperation to the Indemnifying Party at all times until the Claim is resolved completely, including (without limitation) providing the Indemnifying Party with all available information concerning the Claim.

6.2  Limitation of Liability.  EXCEPT AS PROVIDED UNDER SECTION 5 (CONFIDENTIALITY) AND SECTION 6 (INDEMNIFICATION), NEITHER PARTY HERETO SHALL BE LIABLE TO THE OTHER FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, PUNITIVE OR SPECIAL DAMAGES OF ANY KIND (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS) ARISING OUT OF OR RELATING TO THIS AGREEMENT.  NOTHING IN THIS SECTION SHALL LIMIT EITHER PARTY’S LIABILITY FOR BODILY INJURY TO A PERSON, DEATH, OR FOR PHYSICAL DAMAGE TO OR DESTRUCTION OF PERSONAL PROPERTY.  EACH PARTY ACKNOWLEDGES THAT THIS WAIVER OF CONSEQUENTIAL AND OTHER DAMAGES REFLECTS THE ALLOCATION OF RISKS BETWEEN THEM AND FORMS AN ESSENTIAL PART OF THE BARGAIN BETWEEN THEM.

Clinical Trials Service Agreement

6.3  Insurance.  Each Party to this Agreement is responsible for maintaining, at its own expense and throughout the term of this Agreement, programs of insurance or self-insurance as it deems appropriate to protect its liabilities and contractual obligations.  However, failure of either Party to have insurance coverage, inability to obtain insurance coverage, or any inadequacy of insurance coverage of such Party shall not relieve such Party of any part of its liabilities under this Agreement.

7.	DISPUTES/CHOICE OF LAW

7.1           Disputes

7.1.1           Choice of Law/Forum Selection. This Agreement shall be construed and enforced in accordance with the laws of the State of New Jersey without regard to the conflict of law provisions thereof.  Jurisdiction and venue for litigation of any dispute, controversy or claim arising out of, or in connection with, this Agreement shall be only in a United States federal court or a state court in the state of New Jersey.  Each of the Parties hereby expressly submits to the personal jurisdiction of the foregoing courts located in New Jersey, and waives any objection or defense based on personal jurisdiction or venue that might otherwise be asserted to proceedings in such courts.  Except as specifically provided herein, in any litigation, each Party shall bear its own fees and expenses, including attorneys’ fees.

7.1.2           Waiver of Jury Trial  - Both Parties hereby irrevocably waive, to the fullest extent permitted by law, all right to trial by jury in any action, proceeding or counterclaim (whether in contract, statute, tort (including negligence) or otherwise) relating to or arising from this Agreement.

8.	REGULATORY COMPLIANCE

8.1             Compliance with Applicable Laws

8.1.1           General.  Each of the Parties represents and warrants to the other Party that it will comply with all laws, rules and regulations applicable to this Agreement (“Applicable Laws”), including, but not limited to, applicable privacy and security regulations and GCP (Good Clinical Practice).  Failure by either Party to comply with any Applicable Laws shall be considered a material breach of this Agreement.

8.1.2           Data Retention.

a)           Quest Diagnostics will follow all applicable guidelines (including, but not limited to, all applicable Food and Drug Administration (“FDA”) guidelines), laws and regulations with regard to the storage and disposal of clinical trials records

b)           Records.  All Project-specific paper information used by Quest Diagnostics shall be retained for [***] following Project completion.  All such documents in Quest Diagnostics possession after [***] shall be subject to a confidential document destruction process.  If Client requests any of these records to be retrieved by Quest Diagnostics or transfer of these records to Client, retrieval and shipping charges will be the sole responsibility of Client.

c)           Client-Specific Requirements.  Client will advise Quest Diagnostics in writing of any data retention requirements that exceed the standards described in 8.1.2 (a) and 8.1.2(b) above.  Quest Diagnostics will use reasonable efforts to accommodate such requirements for an additional charge.

Clinical Trials Service Agreement

8.1.3           IATA Dangerous Goods Regulations:

8.1.3.1 Shipment of infectious substances. Client represents and warrants that unless it has specifically informed Quest Diagnostics otherwise on the Central Laboratory Worksheet, no shipments sent by Client shall contain risk group 4 pathogens (Category A pathogens as defined in the IATA Dangerous Goods Regulations).  Client acknowledges that under the IATA Dangerous Goods Regulations (i) risk group 4 Category A pathogens should not be transported as Biological substance, category B specimens formerly known as diagnostic specimens and (ii) the shipper, not Quest Diagnostics, is responsible for classifying the shipment properly.

8.1.3.2  Shipment of other Dangerous Goods.  The shipment of other dangerous goods, such as certain chemicals and dry ice, (“Dangerous Goods”) is subject to local, national, and international laws and regulations.  The person placing the Dangerous Goods in the shipping package is responsible for ensuring that the package, when shipped, meets the requirements of all applicable regulations and any local laws (including any training requirements).  Any information provided by Quest Diagnostics in its Central Laboratory Worksheet, Investigator instructions, Investigator meetings, or otherwise, is not intended to be, and should not be considered as, training in the handling of dangerous goods.

9.	AUDIT
During the term of this Agreement and at reasonable times and upon reasonable advance notice, Client may, at Client’s sole cost and expense and in accordance with applicable security policies and procedures of Quest Diagnostics, visit Quest Diagnostics facilities to conduct quality assurance audits in connection with the work being performed under this Agreement.  Third-party auditors will be required to sign Quest Diagnostics’ standard Confidentiality Agreement at the time of their visit to any Quest Diagnostics facility.  Client shall advise Quest Diagnostics in writing, of any special or unusual record keeping needs for the Project and Quest Diagnostics will use reasonable efforts to accommodate Client’s requirements.  Additional charges may apply for any requirements in excess of Quest Diagnostics usual record keeping process.

10.	ASSIGNMENT OF RIGHTS
Except as provided specifically in the Agreement, neither Party may assign this Agreement or any right or interest hereunder without the prior written consent of the other Party.  Any attempted assignment in violation hereof shall be void.  Either Party may assign the Agreement to a successor entity to whom such Party transfers or assigns all or substantially all of its assets or transfers a controlling interest in the Party, or to its parent corporation (if any).  The assigning Party shall provide written notice to the other Party of such assignment.

11.	MISCELLANEOUS

11.1             Informed Consent.  Unless otherwise specified in this Agreement or an Exhibit, the parties agree that Quest Diagnostics shall not be required to obtain any required patient consents pertaining to its Services performed hereunder, including without limitation testing of DNA or genetic material.  Client and Client’s clinical investigators are responsible for obtaining informed consent for all subjects participating in the Project and for ensuring that the informed consent and Project protocol allow for the performance of all Services to be ordered by Client and its investigators and provided by Quest Diagnostics under this Agreement.  Client shall inform Quest Diagnostics promptly if informed consent is withdrawn to ensure that no further Services are performed on specimens covered by such informed consent.

Clinical Trials Service Agreement

11.2             Independent Contractor.  Quest Diagnostics is performing the Services as an independent contractor, and not as an employee, agent, partner of, or joint venture with Client.  Neither Party has any authority to bind or act on behalf of the other except as specifically stated herein.

11.3             Entire Agreement.  This Agreement contains the entire understanding between the Parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements, understandings and arrangements between the Parties relating to the subject matter hereof.  No amendment, change, modification or alteration of the terms and conditions hereof shall be binding unless set forth in written form and signed by all the Parties hereto.

11.4             Manner of Notice.  All notices permitted under the terms of this Agreement shall be deemed to have been given if delivered personally, or when sent by overnight registered letter or commercial courier to the respective registered addresses of each Party as indicated below:

If to Client: ADMA Biologics Inc 65 Commerce Way Hackensack, NJ 07601 Attention: Adam Grossman	With a copy to: ADMA Biologics 65 Commerce Way Hackensack, NJ 07601 Attention: General Counsel
If to Quest Diagnostics Quest Diagnostics Clinical Trials 1201 South Collegeville Road Collegeville, PA 19426 Attention: Contract Analyst	With a copy to: Quest Diagnostics Incorporated 3 Giralda Farms Madison, NJ 07940 Attention: [***]

11.5           Publication.  Neither Party shall use the other’s name, trademarks, servicemarks, or other aspects of its corporate identity in any advertising, scientific or professional publications, or promotional literature of any type until prior written approval has been obtained from the other Party.

11.6           No Waiver.  The failure of either Party to exercise or enforce any right conferred upon it hereunder shall not be a waiver of any such right and shall not prevent the exercise or performance thereof at any time or times thereafter; nor shall a waiver of any right hereunder at any given time, including rights to any payments, be deemed a waiver thereof for any other time.

11.7           Force Majeure.  No Party to this Agreement shall be liable for failure to perform any duty or obligation that such Party may have under this Agreement where such failure has been occasioned by any act of God, fire, strike, inevitable accident, war or any cause outside the reasonable control of the Party who had the duty to perform; provided, however, that the non-performing Party shall give prompt notice to the other Party of the reason for its non-performance and its reasonable best estimate of when performance would begin again.  The non-performing Party shall promptly begin to perform again after the intervening event has concluded.

11.8           Severability.  If any provision of this Agreement is held to be illegal, invalid, or unenforceable by a court of competent jurisdiction, the Parties shall, if possible, agree on a legal, valid and enforceable substitute provision which is as similar in effect to the deleted provision as possible.  The remaining portion of this Agreement not declared illegal, invalid or unenforceable shall, in any event, remain valid and effective for the term remaining unless the provision found illegal, invalid or unenforceable goes to the essence of this Agreement.

11.9           Debarment.  Quest Diagnostics certifies that no person employed or engaged by Quest Diagnostics to perform any Services has been debarred under Section 306 of the United States Federal Food, Drug, and Cosmetic Act.  To the extent that Quest Diagnostics becomes debarred or receives notice that any debarment proceedings have been initiated, Quest Diagnostics shall provide Client with written notice thereof.

Clinical Trials Service Agreement

11.10   Export Control.  It is understood and agreed by the parties that Quest Diagnostics shall not provide Services or support to any entity or individual located in any of the countries identified in the then-current (a) list of countries subject to embargo as identified by the Department of Commerce’s Bureau of Industry and Security pursuant to the federal Export Administration Regulations and/or (b) list of sanction programs of the Treasury Department’s Office of Foreign Assets Control pursuant to 31 CFR Parts 500 et seq. (the “Prohibited Countries”).  Furthermore, Client represents, covenants and warrants that neither Client nor its participating investigators shall submit specimens or samples pursuant to this Agreement for Services or support by Quest Diagnostics that originate from any of the Prohibited Countries.  In the event that Quest Diagnostics detects or becomes aware that Client or Client’s investigators submitted a specimen/sample from any of the Prohibited Countries to Quest Diagnostics or if it is discovered that Client or any of Client’s investigators are located in one of the Prohibited Countries, Quest Diagnostics shall have the right to immediately terminate this Agreement.

IN WITNESS WHEREOF, Client and Quest Diagnostics have duly executed this Agreement on the first day above written.

ADMA BIOLOGICS, INC.	QUEST DIAGNOSTICS
CLINICAL LABORATORIES, INC.

/s/ Adam Grossman	/s/ Michael Prevoznik
Signature	Signature

Name printed Adam Grossman____________	Michael Prevoznik

Title: Pres & CEO______________________	Sr. Vice President and General Counsel

Date: 6/7/12_________________________	Date: 8-June-2012______________________

Clinical Trials Service Agreement

EXHIBIT A
Global Central Laboratory Worksheet

The Global Central Laboratory Worksheet (“CLW”) is not attached to this Service Agreement.  Quest Diagnostics will prepare and obtain Client’s approval of this document.  Upon Client’s signature of the CLW, it will become a part of this Service Agreement.

Clinical Trials Service Agreement

EXHIBIT B
BUDGET Version 4, Dated 28 March 2012
CONFIDENTIAL

Quest Diagnostics Clinical Trials

Biomarker Services Proposal

ADMA Biologics, Inc.

Screening and Recertification 2012

Version 4

28-Mar-12

Prepared for: Adam Grossman (ADMA)	by: [***]
[***]
ADMA Biologics, Inc.	[***]
65 Commerce Way	[***]
Hackensack, NJ 07601	[***]

Tel: 201-478-5552 [***]	[***]
[***]
Email: [***]	Email: [***]

Clinical Trials Service Agreement

28-Mar-12

Adam Grossman (ADMA)
ADMA Biologics, Inc.
65 Commerce Way
Hackensack, NJ 07601

Regarding:	Biomarker and Related Support Services for Protocol
Screening and Recertification 2012

Dear Adam :

Thank you for the opportunity to submit a revised proposal for your study.

Quest Diagnostics Clinical Trials has a commitment to peak performance, superior value for our customers, teamwork, innovation and integrity.  We look forward to the opportunity to work with you to demonstrate our dedication to these values.

The prices given in this quotation are valid for a period of three months.

If you have any questions or require further assistance, please feel free to call me.

Yours sincerely,

[***]
[***]
Quest Diagnostics Clinical Trials

Clinical Trials Service Agreement

ADMA Biologics, Inc.	Quote for Services	[Quest Logo]

Assumptions

Protocol:  Screening and Recertification 2012

Assumptions:

ADMA will be shipping samples to Quest Diagnostics Biomarker Lab for testing

Data will be reported [***] to ADMA

Pricing applicable to batch size [***]

Pricing applicable to batch size [***]

Pathway Diagnostics, now Quest Diagnostics Clinical Trials Biomarker, developed a technology transfer assay for ADMA Biologics in 2007.

The assay development and validation was paid for by ADMA Biologics and as such can be utilized only for ADMA Biologics.

The assay continued at Quest Clinical Trials from 2008 to date and is designated:

[***]

Shipping:  Screening and product samples are shipped [***].  Patient samples from trialsd are shipped [***]

Samples will be shipped back to ADMA after testing

[***] pre screen samples will be tested [***].  Samples will be [***]

[***] Re-Cert. samples will be tested [***].  Samples will be [***]

[***] screened samples will be shipped [***].  Total screened [***]

[***] Re-Cert. samples will be shipped [***].  Total resent [***]

Total manufacturing [***]

Total number samples tested [***]

ADMA will supply FedEX shipping information for all return samples

Clinical Trials Service Agreement

ADMA Biologics, Inc.	Quote for Services	[Quest Logo]

Proposal Summary
Protocol:  Screening and Recertification 2012

Quote Date:                                                                28-Mar-12

Quote Expiration Date:                                                                [***]

Estimated Grand Total Amount      [***]

Proposal Summary 1

Sub Totals	Region	Billing Amount	Conversion Rate	Estimated Total Amount

	North America	[***]	[***]	[***]
[***]

Detailed Proposal Summary

Biomarker Testing	Region	Billing Amount	Conversion Rate	Estimated Total Amount

	North America	[***]	[***]	[***]
Biomarker Testing Total [***]				[***]

Study Management	Region	Billing Amount	Conversion Rate	Estimated Total Amount

	North America	[***]	[***]	[***]
Study Management Total [***]				[***]

Clinical Trials Service Agreement

ADMA Biologics, Inc.	Quote for Services	[Quest Logo]

Detail Summary
Protocol:  Screening and Recertification 2012

Biomarker Testing	Region	Time Points	Quantity	Billing Currency Unit Price	Billing Amount	Conversion Rate	Estimated Total Amount
[***]	North America	[***]	[***]	[***]	[***]	[***]	[***]
[***]	North America	[***]	[***]	[***]	[***]	[***]	[***]
[***]	North America	[***]	[***]	[***]	[***]	[***]	[***]
Biomarker Testing Total							[***]

Biomarker Testing	Region	Unit	Quantity	Billing Currency Unit Price	Billing Amount	Conversion Rate	Estimated Total Amount
[***]	North America		[***]	[***]	[***]	[***]	[***]
[***]	North America		[***]	[***]	[***]	[***]	[***]
Study Management Total							[***]

Clinical Trials Service Agreement

ADMA Biologics, Inc.	Quote for Services	[Quest Logo]

Test Visit Schedule
All Locations
[***]

Category	Name	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	Month 10 4 batches	Month 11 4 batches	Month 12 4 batches
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	1250	1000	1250
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	375	300	375
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	0	0	0

Clinical Trials Service Agreement

ADMA Biologics, Inc.	Quote for Services	[Quest Logo]

End Notes
Protocol:  Screening and Recertification 2012

Global Summary

1	See Study Specific Assumptions and Pricing Model, herein. Budget excludes any “TBD” (To Be Determined) items.

Global Summary - Biomarker Testing (BT)

1BT	Quoted fees reflect Quest Diagnostics Clinical Trials’ [***].

2BT
The sample testing fees include the [***] into a [***] laboratory, the direct costs associated with the [***] of the samples, [***] unused samples [***], laboratory [***] and global standardization [***].

3BT
The sample testing fees also include the distribution of [***] and [***] to [***] as applicable and agreed in the Central Laboratory Worksheet.  Any final result reports issued in hard copy will be sent via standard postal service or (within the continental United States only) Quest Diagnostics-US proprietary courier.

Global Summary - Study Management (SM)

1SM	The Biomarker Project Management fee includes:

— [***]

— Ensure [***]

— [***]

— Work out [***]

— Guide [***]

— [***]

— [***] samples

— Monitor [***]

2SM	The Biomarker Data Transfer fee includes:

— [***]

Clinical Trials Service Agreement